Accrued Insurance	12 Months Ended
Sep. 30, 2020
Insurance [Abstract]
Accrued Insurance

8. Accrued Insurance.

The Company has established an accrued liability for the estimated cost in connection with its portion of its risk and health insurance losses incurred and reported. Payments made under a captive agreement for each year’s risk loss fund are scheduled in advance using actuarial methodology. Captive insurance assets available to us to settle risk insurance liabilities are not reported on our balance sheet as we do not control or consolidate the captive.

The accrued insurance liability at September 30 is summarized as follows (in thousands):

	2020	2019
Accrued insurance, current portion	$1,210	1,339
Prepaid insurance claims	(1,182)	(1,607)
Accrued insurance, non-current	1,886	1,339
Total accrued insurance reported on the Company’s balance sheet	$1,914	1,071
Captive agreement assets	2,233	3,143
Gross insurance liability estimate	$4,147	4,214